CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of JPMorgan Trust I of our reports dated April 24, 2024, relating to the financial statements and financial highlights for the funds constituting JPMorgan Trust I listed in Appendix A (the “Funds”), which appear in the Funds’ Annual Report on Form N-CSR for the year ended February 29, 2024. We also consent to the references to us under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

New York, New York

June 20, 2024

Appendix A

JPMorgan 100% U.S. Treasury Securities Money Market Fund	For the year ended February 29, 2024
JPMorgan California Municipal Money Market Fund	For the year ended February 29, 2024
JPMorgan California Tax Free Bond Fund	For the year ended February 29, 2024
JPMorgan Corporate Bond Fund	For the year ended February 29, 2024
JPMorgan Emerging Markets Debt Fund	For the year ended February 29, 2024
JPMorgan Federal Money Market Fund	For the year ended February 29, 2024
JPMorgan Floating Rate Income Fund	For the year ended February 29, 2024
JPMorgan Global Bond Opportunities Fund	For the year ended February 29, 2024
JPMorgan Income Fund	For the year ended February 29, 2024
JPMorgan National Municipal Income Fund	For the year ended February 29, 2024
JPMorgan Managed Income Fund	For the year ended February 29, 2024
JPMorgan New York Municipal Money Market Fund	For the year ended February 29, 2024
JPMorgan New York Tax Free Bond Fund	For the year ended February 29, 2024
JPMorgan Prime Money Market Fund	For the year ended February 29, 2024
JPMorgan Short Duration Core Plus Fund	For the year ended February 29, 2024
JPMorgan Strategic Income Opportunities Fund	For the year ended February 29, 2024
JPMorgan Tax Free Money Market Fund	For the year ended February 29, 2024
JPMorgan Total Return Fund	For the year ended February 29, 2024
JPMorgan Unconstrained Debt Fund	For the year ended February 29, 2024

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